CONSOLIDATED BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Current assets
Cash and cash equivalents	$ 252	$ 27
Current portion note receivable (including $3,560 and $3,631 in 2021 and 2020 from related parties)	3,560	3,683
Other current assets		92
Total current assets	3,812	3,802
Property and equipment, net of depreciation
Land, buildings and equipment	643	656
Note Receivable		153
Total assets	$ 4,455	$ 4,611